UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Wyndham Hotels & Resorts, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On January 22, 2024, Wyndham Hotels & Resorts, Inc. issued the following press release.

WYNDHAM COMMENTS ON CHOICE’S SELF-SERVING DIRECTOR NOMINATIONS

Nominees Selected to Rubber-Stamp Choice’s Underwhelming and Risk-Laden Offer

Board Remains Open to an Offer That is in Best Interests of Wyndham and its Shareholders

PARSIPPANY, N.J., January 22, 2024 – Wyndham Hotels & Resorts (NYSE: WH) (“Wyndham” or the “Company”), the world’s largest hotel franchising company with approximately 9,100 hotels spanning more than 95 countries, today confirmed receipt of a notice from Choice Hotels International, Inc. (NYSE: CHH) (“Choice”) of its intent to nominate directors to the Wyndham Board of Directors (the “Board”) at the Company’s 2024 annual meeting of shareholders. The Wyndham Board issued the following statement in response:

“This action is yet another attempt by Choice to advance its inadequate and risk-laden hostile exchange offer, which the Wyndham Board unanimously determined is not in the best interests of shareholders. Wyndham’s Board and management team are executing the Company’s strategic plan, which is expected to deliver shareholder value well in excess of Choice’s offer.

“Choice’s proxy contest is a blatant scheme to mislead shareholders into packing the Wyndham Board with nominees hand-picked to push through their offer. As Stewart Bainum, controlling shareholder and Chairman of Choice, brazenly telegraphed in a press release this morning, Choice has assembled and paid a slate with a sole, dubious goal in mind: advance Choice’s misguided and self-serving acquisition agenda.

“Protecting Wyndham shareholders from an unsolicited proposal that substantially undervalues the Company and exposes it to significant, asymmetrical anti-trust risk is the very definition of a Board doing its job. This is why the Board has met on at least 10 occasions to evaluate Choice’s proposals and the Board and our advisors have engaged in good faith with Choice at least 25 times since Choice’s first approach in April. The Board has consistently been explicit about what changes are necessary to make any proposal viable for Wyndham and its shareholders. Choice has consistently refused to address these key issues.

“The Wyndham Board is fully committed to acting in the best interests of Wyndham shareholders. We will continue to take all appropriate actions to advance and protect these interests. This includes maintaining a strong, independent Board with the right mix of perspectives and experience to drive sustainable, profitable growth and value creation. The Wyndham Board brings decades of international hospitality and travel industry experience as well as expertise in key areas critical to the execution of our strategy, including franchise businesses, M&A, law, operations, finance, accounting, marketing and media. We are confident we have the right Board composition to position Wyndham for continued long-term success and value creation.”

In accordance with its established processes, the Board will thoroughly evaluate the notice and Choice’s nominees and make a formal recommendation to Wyndham shareholders in due course.

The Wyndham Board continues to recommend shareholders NOT tender their shares.

Deutsche Bank Securities Inc. and PJT Partners are serving as financial advisors and Kirkland & Ellis LLP and Arnold & Porter Kaye Scholer LLP are legal advisors to Wyndham.

Additional materials and facts are available at https://www.staywyndham.com/.
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About Wyndham Hotels & Resorts

Wyndham Hotels & Resorts (NYSE: WH) is the world’s largest hotel franchising company by the number of properties, with approximately 9,100 hotels across over 95 countries on six continents. Through its network of approximately 858,000 rooms appealing to the everyday traveler, Wyndham commands a leading presence in the economy and midscale segments of the lodging industry. The Company operates a portfolio of 24 hotel brands, including Super 8®, Days Inn®, Ramada®, Microtel®, La Quinta®, Baymont®, Wingate®, AmericInn®, Hawthorn Suites®, Trademark Collection® and Wyndham®. The Company’s award-winning Wyndham Rewards loyalty program offers approximately 105 million enrolled members the opportunity to redeem points at thousands of hotels, vacation club resorts and vacation rentals globally. For more information, visit www.wyndhamhotels.com. The Company may use its website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Disclosures of this nature will be included on the Company’s website in the Investors section, which can currently be accessed at https://investor.wyndhamhotels.com. Accordingly, investors should monitor this section of the Company’s website in addition to following the Company’s press releases, filings submitted with the Securities and Exchange Commission and any public conference calls or webcasts.

Important Additional Information

This press release is not an offer to purchase or a solicitation of an offer to sell any securities or the solicitation of any vote or approval. Wyndham Hotels & Resorts, Inc. (“Wyndham” or the “Company”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a solicitation/recommendation statement on Schedule 14D-9. Any solicitation/recommendation statement filed by the Company that is required to be mailed to stockholders will be mailed to Company stockholders. COMPANY STOCKHOLDERS ARE ADVISED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO ANY EXCHANGE OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Company stockholders may obtain a copy of the Solicitation/Recommendation Statement on Schedule 14D-9, as well as any other documents filed by the Company in connection with any exchange offer by Choice Hotels International, Inc. or one of its affiliates, free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from the Company by directing a request to Matt Capuzzi, Senior Vice President, Investor Relations at matthew.capuzzi@wyndham.com or by calling 973.449.1537. The Company intends to file a proxy statement and accompanying WHITE proxy card with the SEC with respect to the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The Company’s stockholders are strongly encouraged to read such proxy statement, the accompanying WHITE proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. The Company’s stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at https://investor.wyndhamhotels.com.

Certain Information Concerning Participants

Wyndham and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC on February 16, 2023 and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC on March 28, 2023. To the extent holdings of the Company’s securities have changed since the filing of the Company’s most recent Annual Report on Form 10-K or the Company’s most recent definitive Proxy Statement on Schedule 14A, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Updated information relating to the foregoing will also be set forth in the Company’s proxy statement and other materials to be filed with the SEC for its 2024 Annual Meeting. These documents can be obtained free of charge from the sources indicated above.
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Cautionary Statement on Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this press release, other than purely historical information, and assumptions upon which those statements are based, are “forward-looking statements.” Forward-looking statements include those that convey management’s expectations as to the future based on plans, estimates and projections at the time Wyndham makes the statements and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “objective,” “estimate,” “projection” and similar words or expressions, including the negative version of such words and expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Wyndham to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of hereof.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation: factors relating to the offer; general economic conditions, including inflation, higher interest rates and potential recessionary pressures; the effects from the coronavirus pandemic, including the impact on Wyndham’s business, as well as the impact on its franchisees, guests and team members, the hospitality industry and overall demand for and restrictions on travel; the performance of the financial and credit markets; the economic environment for the hospitality industry; operating risks associated with the hotel franchising business; Wyndham’s relationships with franchisees; the impact of war, terrorist activity, political instability or political strife, including the ongoing conflicts between Russia and Ukraine and between Israel and Hamas; Wyndham’s ability to satisfy obligations and agreements under its outstanding indebtedness, including the payment of principal and interest and compliance with the covenants thereunder; risks related to Wyndham’s ability to obtain financing and the terms of such financing, including access to liquidity and capital; and Wyndham’s ability to make or pay, plans for and the timing and amount of any future share repurchases and/or dividends, as well as the risks described in Wyndham’s most recent Annual Report on Form 10-K filed with the SEC and subsequent reports filed with the SEC. Wyndham undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

Contacts

For investor inquiries, contact:

Matt Capuzzi
Senior Vice President, Investor Relations
T: 973.449.1537
matthew.capuzzi@wyndham.com

For media inquiries, contact:

Máire Griffin
Senior Vice President, Global Communications
T: 862.246.9918
maire.griffin@wyndham.com

Danya Al-Qattan / Paul Scarpetta / Stephen Pettibone
FGS Global
Wyndham@fgsglobal.com
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On January 22, 2024, Wyndham Hotels & Resorts, Inc. sent the following letter to its team members.

To: All Team Members

Dear Team,

We just issued a press release in response to Choice Hotels’ announcement that it intends to nominate directors to Wyndham’s Board, as we expected.

This is another attempt by Choice to pressure our Board into accepting an offer we have rejected numerous times, in part because it dramatically undervalues Wyndham and our superior, standalone growth prospects. Choice has continued to underestimate how long and challenging an antitrust review will be and the substantial risk it presents to our Company and shareholders. Just last week, the FTC requested additional information in connection with the proposed transaction in what’s called a Second Request, confirming what we’ve said all along: this will be a lengthy process with an uncertain outcome.

Our Board, led by our Chairman Steve Holmes, remains fully committed to doing what is right for our shareholders and for Wyndham. As we communicated last month, the Board unanimously determined that Choice’s offer is NOT in the best interests of Wyndham shareholders and continues to recommend Wyndham shareholders NOT tender their shares into Choice’s exchange offer. Choice’s actions today don’t change that recommendation.

What does nominating director candidates mean?
Choice’s nomination does not mean that their director candidates have joined or will join our Board. Rather, they are merely proposing candidates who would only join our Board if elected at our 2024 annual meeting of shareholders. This latest move by Choice is yet another self-serving attempt to force through their inadequate offer by trying to install their own people on our Board who would rubber stamp their offer.

What comes next?
In line with our established processes, our Board will carefully evaluate Choice’s nominees and make a recommendation to Wyndham shareholders on how to vote. Any decisions about the Board will be voted on by shareholders at our annual meeting. Nothing changes today.

While Choice has chosen to put forward nominees, we are confident our Board is the right one to support our objectives and advise our Executive Committee as we execute our strategy to drive long-term success and value creation. Our Board members bring decades of international hospitality and travel industry experience as well as expertise in key areas critical to the successful execution of our strategy, including franchise businesses, law, operations, M&A, finance, accounting, marketing and media. We are committed to maintaining a strong, independent Board that serves the best interests of our Company, including our shareholders.

We appreciate there has been a lot of news around this situation over the past few months and thank you for your continued focus as we start the new year. Should someone outside the Company reach out, please do not engage and instead direct them to Maire Griffin at Maire.Griffin@wyndham.com.

We’ll continue sharing important updates with you when we can. You can also visit StayWyndham.com for the most recent materials and information.

As always, thank you for all that you do.

Geoff

Important Additional Information
This communication is not an offer to purchase or a solicitation of an offer to sell any securities or the solicitation of any vote or approval. Wyndham Hotels & Resorts, Inc. (“Wyndham” or the “Company”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a solicitation/recommendation statement on Schedule 14D-9. Any solicitation/recommendation statement filed by the Company that is required to be mailed to stockholders will be mailed to Company stockholders. COMPANY STOCKHOLDERS ARE ADVISED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO ANY EXCHANGE OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Company stockholders may obtain a copy of the Solicitation/Recommendation Statement on Schedule 14D-9, as well as any other documents filed by the Company in connection with any exchange offer by Choice Hotels International, Inc. or one of its affiliates, free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from the Company by directing a request to Matt Capuzzi, Senior Vice President, Investor Relations at matthew.capuzzi@wyndham.com or by calling 973.753.6453.

The Company intends to file a proxy statement and accompanying WHITE proxy card with the SEC with respect to the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The Company’s stockholders are strongly encouraged to read such proxy statement, the accompanying WHITE proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. The Company’s stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at https://investor.wyndhamhotels.com.

Certain Information Concerning Participants
Wyndham and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC on February 16, 2023 and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC on March 28, 2023. To the extent holdings of the Company’s securities have changed since the filing of the Company’s most recent Annual Report on Form 10-K or the Company’s most recent definitive Proxy Statement on Schedule 14A, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Updated information relating to the foregoing will also be set forth in the Company’s proxy statement and other materials to be filed with the SEC for its 2024 Annual Meeting. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement on Forward-Looking Statements
Certain statements either contained in or incorporated by reference into this communication, other than purely historical information, and assumptions upon which those statements are based, are “forward-looking statements.” Forward-looking statements include those that convey management’s expectations as to the future based on plans, estimates and projections at the time Wyndham makes the statements and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “objective,” “estimate,” “projection” and similar words or expressions, including the negative version of such words and expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Wyndham to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of hereof.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation: factors relating to the offer; general economic conditions, including inflation, higher interest rates and potential recessionary pressures; the effects from the coronavirus pandemic, including the impact on Wyndham’s business, as well as the impact on its franchisees, guests and team members, the hospitality industry and overall demand for and restrictions on travel; the performance of the financial and credit markets; the economic environment for the hospitality industry; operating risks associated with the hotel franchising business; Wyndham’s relationships with franchisees; the impact of war, terrorist activity, political instability or political strife, including the ongoing conflicts between Russia and Ukraine and between Israel and Hamas; Wyndham’s ability to satisfy obligations and agreements under its outstanding indebtedness, including the payment of principal and interest and compliance with the covenants thereunder; risks related to Wyndham’s ability to obtain financing and the terms of such financing, including access to liquidity and capital; and Wyndham’s ability to make or pay, plans for and the timing and amount of any future share repurchases and/or dividends, as well as the risks described in Wyndham’s most recent Annual Report on Form 10-K filed with the SEC and subsequent reports filed with the SEC. Wyndham undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.